Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                                       05/15/01


        Blended Coupon                               5.6205%



        Excess Protection Level
          3 Month Average   5.06%
          March, 1997   5.90%
          February, 1997   5.43%
          January, 1997   3.86%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.43%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,239,523,725.50